                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          CONCORDE GAMING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                          CONCORDE GAMING CORPORATION
                                3290 LIEN STREET
                         RAPID CITY, SOUTH DAKOTA 57702

Dear Shareholder:

     On behalf of the board of directors, I invite you to attend the Annual Meeting of Shareholders of Concorde Gaming Corporation to be held on May 22, 2002 at 9:00 a.m. local time, at the offices of Morrison & Foerster LLP, 5200 Republic Plaza, 370 Seventeenth Street, Denver, Colorado 80202.

     The formal business to be conducted at the meeting is described in the notice that follows this letter. We will also review 2001, discuss expectations for the future and will be available to answer your questions during the meeting and afterward.

     We rely upon all shareholders to execute and return their proxies promptly in order to avoid costly proxy solicitation. Returning your proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                           Sincerely,

                                           /s/ Jerry L. Baum
                                           JERRY L. BAUM
                                           President and Chief Executive Officer

May 8, 2002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 22, 2002

     The Annual Meeting of Shareholders of Concorde Gaming Corporation (the "Company") will be held at the offices of Morrison & Foerster LLP, 5200 Republic Plaza, 370 Seventeenth Street, Denver, Colorado 80202 on Wednesday, May 22, 2002 at 9:00 a.m. local time, for the following purposes:

          1. To elect directors.

          2. To ratify the appointment of McGladrey Pullen LLP as our independent auditors for the fiscal year ending September 30, 2002.

          3. To transact such other business as may properly come before the meeting or any postponements, continuations or adjournments thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Shareholders who owned shares of our common stock at the close of business on May 1, 2002 are entitled to notice of, and to vote at, the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your shares as soon as possible.

                                           By Order of the Board of Directors

                                           /s/ Jerry L. Baum
                                           JERRY L. BAUM
                                           President and Chief Executive Officer

Rapid City, South Dakota
Dated: May 8, 2002

TO ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY, PLEASE VOTE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID, SELF-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INFORMATION CONCERNING SOLICITATION AND VOTING..............    1
General.....................................................    1
Record Date and Shares Outstanding..........................    1
Revoking Your Proxy.........................................    1
How Your Proxy Will Be Voted................................    1
Quorum......................................................    2
Voting......................................................    2
Solicitation of Proxies.....................................    2
PROPOSAL NO. 1 ELECTION OF DIRECTORS........................    3
Nominees for Election.......................................    3
Vote Required and Board of Directors' Recommendation........    4
Board of Directors and Committee Meetings...................    4
Executive Officers..........................................    5
EXECUTIVE COMPENSATION......................................    6
Summary Compensation Table..................................    6
Option Grants...............................................    6
Aggregated Option Exercises and Fiscal Year-End Option
  Values....................................................    6
Compensation Pursuant to Plans..............................    6
Compensation of Directors...................................    7
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT
  AUDITORS..................................................    7
Vote Required and Board of Directors' Recommendation........    7
PRINCIPAL SHAREHOLDERS......................................    8
Section 16(a) Beneficial Ownership Reporting Compliance.....    8
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............    9
DELIVERY OF VOTING MATERIALS................................   10
ANNUAL REPORT...............................................   10
SHAREHOLDER PROPOSALS.......................................   10

                          CONCORDE GAMING CORPORATION
                                3290 LIEN STREET
                         RAPID CITY, SOUTH DAKOTA 57702

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the board of directors of Concorde Gaming Corporation, a Colorado corporation, for use at our Annual Meeting of Shareholders to be held on May 22, 2002, and at any adjournment, continuation or postponement of the meeting.

     A number of abbreviations are used in the proxy statement. We refer to the company as "Concorde" or "we," "us" or "our." The term "proxy solicitation materials" includes this proxy statement, as well as the enclosed proxy card. References to "fiscal 2001" means our 2001 fiscal year which began on October 1, 2000 and ended on September 30, 2001. Our 2002 Annual Meeting of Shareholders is simply referred to as the "annual meeting" or the "meeting."

     Our principal executive office is located at 3290 Lien Street, Rapid City, South Dakota 57702. Our principal executive office telephone number is (605) 341-7738.

     These proxy solicitation materials were mailed on or about May 8, 2002 to all shareholders entitled to vote at the annual meeting.

RECORD DATE AND SHARES OUTSTANDING

     Shareholders who owned shares of our common stock at the close of business on May 1, 2002, referred to as the record date, are entitled to notice of, and to vote at, the annual meeting. At the record date, we had 25,070,402 shares of common stock issued and outstanding.

REVOKING YOUR PROXY

     You may revoke your proxy at any time prior to the date of the annual meeting by: (1) submitting a later-dated vote, in person at the annual meeting or by mail, or (2) delivering instructions to the attention of the Secretary at our principal executive office, 3290 Lien Street, Rapid City, South Dakota 57702. Any notice of revocation sent to us must include the shareholder's name and must be received prior to the meeting to be effective.

HOW YOUR PROXY WILL BE VOTED

     All shares represented by properly executed proxies received in time for the meeting will be voted at the meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:

     - FOR the election of all nominees for director; and

     - FOR the ratification of the selection of McGladrey Pullen LLP as our independent auditors for the fiscal year ending September 30, 2002.

     In addition, if any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the board of directors. We have not received notice of any other matters that may properly be presented at the annual meeting.

QUORUM

     Each share of common stock outstanding on the record date is entitled to one vote. Cumulative voting is not permitted. A quorum, which is holders of one-third of the outstanding shares of common stock as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting, or if you submit a properly executed proxy card. Votes against a particular proposal will be counted both to determine the presence or absence of a quorum and to determine whether the requisite majority of voting shares has been obtained.

VOTING

  TABULATION

     If a quorum is present, the affirmative vote of (1) a plurality of the shares of common stock voting at the annual meeting is required to elect directors, and (2) a majority of the shares voted at the annual meeting is required to ratify the appointment of McGladrey Pullen LLP as our independent accountants for this fiscal year.

     Our transfer agent will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting. Abstentions, broker non-votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present and voting at the meeting for purposes of obtaining a quorum. Each will be tabulated separately.

  ABSTENTIONS; BROKER NON-VOTES

     In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker non-votes in the following manner. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether shareholder approval of that matter has been obtained. As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition for such proposals. With respect to Proposal 1 requiring a plurality vote and Proposal 2 requiring the affirmative vote of a majority of the common stock, present and entitled to vote, broker "non-votes" have no effect. Because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as a negative vote on Proposal 2.

SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of our board of directors, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and mailing of the enclosed form of proxy, notice of annual meeting and this proxy statement and any additional material relating to the meeting that may be furnished to our shareholders by our board of directors subsequent to the furnishing of this proxy statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of shareholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or employees, without additional compensation, or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Our bylaws provide that the number of directors on our board of directors shall not be less than one. In accordance with the bylaws, the board of directors has currently set the total number of directors at three.

     The board has nominated Mr. Brustuen "Bruce" H. Lien, Mrs. Deanna B. Lien and Mr. Jerry L. Baum for election as directors to serve for a term expiring at our annual meeting of shareholders for the 2002 fiscal year and until their successors are elected and qualified. Each of the director nominees are presently serving as directors of the Company, and were elected at the Company's 1997 Annual Meeting of Shareholders. Each of the nominees has consented to be a nominee and to serve as a director if re-elected. The board of directors has no reason to believe that any of the nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the annual meeting, any of the nominees shall become unavailable for any reason, the persons entitled to vote the proxy will vote for such substituted nominee or nominees, if any, as such persons shall determine in his or her discretion.

     Information is set forth below regarding the nominees, including the name and age of each director nominee, his or her principal occupation and business experience during the past five years, and the commencement of his or her term as a director.

NOMINEES FOR ELECTION

                                               PRINCIPAL OCCUPATION OR EMPLOYMENT DURING      DIRECTOR
NAME AND AGE                                     PAST FIVE YEARS; OTHER DIRECTORSHIPS          SINCE
------------                                   -----------------------------------------      --------
Brustuen "Bruce" H. Lien(1)(2)(3)           Chairman of the Board of Directors since August     1990
  (75)                                      1990. Mr. Lien previously served as our Chief
                                            Executive Officer and President. Mr. Lien is
                                            also a principal and director of BHL Capital
                                            Corporation, a private investment company, and
                                            a director of Pete Lien & Sons, Inc., a private
                                            company that is a regional leader in the
                                            construction materials industry in the upper
                                            Midwest.
Jerry L. Baum(2)                            Chief Executive Officer since March 1997,           1995
  (52)                                      President since June 1995 and Chief Operating
                                            Officer since April 1995. From October 1, 1993
                                            to February 1995, Mr. Baum served as Project
                                            Director of the 4 Bears Casino. Mr. Baum was
                                            Manager of Operations from March through
                                            October 1993 at the Royal River Casino, an
                                            Indian casino owned by the Flandreau Santee
                                            Sioux Tribe. Previously, Mr. Baum was Director
                                            of Criminal Investigation for the State of
                                            South Dakota from February 1987 to 1991.
Deanna B. Lien(1)(2)(3)                     Secretary since March 2000. Ms. Lien previously     1990
  (58)                                      served as our Vice President and Treasurer.

---------------

(1) Member of the Compensation Committee.

(2) Member of the Executive Committee.

(3) Member of the Stock Option Committee.

     Two of the directors, Brustuen "Bruce" H. Lien and Deanna B. Lien are husband and wife. None of the other directors or officers of the Company has any family relationship to any other director or officer.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The three nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT MR. BRUSTUEN "BRUCE" H. LIEN, MRS. DEANNA B. LIEN AND MR. JERRY L. BAUM AS DIRECTORS OF THE COMPANY.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The board of directors held four meetings during fiscal 2001. During fiscal 2001, no director attended fewer than 75% of the aggregate number of the total number of meetings of the board of directors.

     The board of directors has standing executive, compensation and stock option committees. The board of directors does not presently have a separate nominating or auditing committee, the functions of which are performed by the board of directors as a whole. The board of directors will consider nominees recommended by shareholders. Recommendations for our annual meeting of shareholders to be held in 2003 must be submitted in writing to our Secretary at 3290 Lien Street, Rapid City, South Dakota 57702. Such recommendations must include the name, address and principal business occupation of the candidate for the last five years and must be received by the Secretary before January 8, 2003.

     Executive Committee. The current members of the executive committee are Mr. Lien, Mr. Baum and Ms. Lien. The executive committee has the authority to conduct our business and affairs, except where action of the entire board of directors is specified by statute. The executive committee did not meet in 2001.

     Compensation Committee. The members of the compensation committee during 2001 were Mr. Lien and Ms. Lien. The compensation committee performs the following duties: (1) considers and makes recommendations to the board of directors with respect to our overall compensation policies; (2) approves the compensation payable to all of our officers; (3) reviews proposed compensation of executives as provided in our executive compensation plan; (4) advises management on all other executive compensation matters as requested; and (5) reports to the board as and when appropriate with respect to all of the foregoing. The compensation committee did not meet in 2001.

     Stock Option Committee. The members of the stock option committee during 2001 were Mr. Lien and Ms. Lien. The stock option committee construes and interprets our 1992 performance stock option plan and, subject to the express provisions of the stock option plan, determines the persons to whom options are granted, the number of shares subject to options, when options shall be granted, the exercise price of shares subject to options, the time during which options shall be exercisable and the duration of the exercise period and other terms and provisions thereof. The stock option committee did not meet in 2001.

EXECUTIVE OFFICERS

     Information is set forth below regarding the executive officers of the Company, including the name and age of each executive officer, his or her principal occupation and business experience during the last five years and the date each first became an executive officer of the Company.

                                                PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                    AGE         DURING THE PAST FIVE YEARS
----                                    ---     ----------------------------------
Brustuen "Bruce" H. Lien..............  75    Chairman of the Board of Directors
                                              since August 1990. Mr. Lien previously
                                              served as our Chief Executive Officer
                                              and President. Mr. Lien is also a
                                              principal and director of BHL Capital
                                              Corporation, a private investment
                                              company, and a director of Pete Lien &
                                              Sons, Inc., a private company that is
                                              a regional leader in the construction
                                              materials industry in the upper
                                              Midwest.
Jerry L. Baum.........................  52    Chief Executive Officer since March
                                              1997, President since June 1995 and
                                              Chief Operating Officer since April
                                              1995. From October 1, 1993 to February
                                              1995, Mr. Baum served as Project
                                              Director of the 4 Bears Casino. Mr.
                                              Baum was Manager of Operations from
                                              March through October 1993 at the
                                              Royal River Casino, an Indian casino
                                              owned by the Flandreau Santee Sioux
                                              Tribe. Previously, Mr. Baum was
                                              Director of Criminal Investigation for
                                              the State of South Dakota from
                                              February 1987 to 1991.
Deanna B. Lien........................  58    Secretary since March 28, 2000. Ms.
                                              Lien previously served as our Vice
                                              President and Treasurer.
Gary R. Fish..........................  43    Chief Financial Officer since December
                                              2001. From 1997 to October 2001, Mr.
                                              Fish served in several executive
                                              positions with Black Hills
                                              Corporation, an energy company listed
                                              on the New York Stock Exchange. These
                                              executive positions included the
                                              President and Chief Operating Officer
                                              of Black Hills Independent Energy
                                              business unit, from October 1999 to
                                              October 2001, Vice President of
                                              Development from May 1997 to October
                                              1999 and Corporate Controller from
                                              1988 to 1997. Mr. Fish is a Certified
                                              Public Accountant.

     Officers serve at the discretion of the board of directors and are elected at the first meeting of the board of directors after each annual meeting of our shareholders.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the total compensation of our Chief Executive Officer in fiscal year 2001 and the total compensation earned by such individual for our two previous fiscal years. There were no other executive officers whose total annual salary and bonus exceeded $100,000 during the 2001 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                       AWARD
                                                                    ------------
                                             ANNUAL COMPENSATION     SECURITIES
                                             --------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)
---------------------------           ----   ---------   --------   ------------   ---------------
Jerry L. Baum.......................  2001   $120,000    $    -0-         -0-            -0-
  President and Chief                 2000    120,000         -0-         -0-            -0-
  Executive Officer                   1999    120,000     100,000     100,000            -0-

     The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all of our employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, some benefits that are made available only to certain of our officers, such as the use of a company vehicle, are not described, as the monetary value of such benefits is less than 10 percent of the named executive officer's annual salary and bonus.

OPTION GRANTS

     There were no grants of stock options under the 1992 performance stock option plan to the executive officers whose total annual salary and bonus exceeded $100,000 during the 2001 fiscal year.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table provides information relating to the exercise of stock options during fiscal 2001 by the named executive officer and the 2001 fiscal year-end value of unexercised options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                                      OPTIONS AT FY-END(#)            FY-END($)(1)
NAME                                                EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                                -------------------------   -------------------------
Jerry L. Baum.....................................       819,740/30,000                   $0/$0

---------------

(1) Based on the bid price of our common stock on September 30, 2001.

COMPENSATION PURSUANT TO PLANS

     We have adopted, and our shareholders have approved, a performance stock option plan for the benefit of our employees, officers and directors. We have reserved 2,200,000 shares of our common stock for issuance under the plan. The stock option committee of the board of directors selects the optionees and determines the terms and conditions of the stock options granted pursuant to the plan. No stock options were granted in fiscal year 2001. As of September 30, 2001, options to purchase 1,149,740 shares of common stock were outstanding under the plan, 1,101,740 of which were vested as of September 30, 2001.

     We have adopted, and our shareholders have approved, an employee stock purchase plan for the benefit of certain of our employees and employees of our designated subsidiaries. All employees, other than (1) employees whose annual compensation exceeds the greater of $175,000 or such amount as is specified by the Internal Revenue Code of 1986, as amended, and (2) employees subject to laws of foreign jurisdictions prohibiting participation in the plan, are eligible to participate in this plan. This plan provides employees the opportunity to purchase shares of our common stock at 85% of the fair market value of such stock on the applicable measurement date. The total number of shares available for purchase under the plan is 2,000,000. As of September 30, 2001, no shares had been purchased under the plan.

COMPENSATION OF DIRECTORS

     The Company does not compensate its directors for their services as directors or pursuant to any other arrangements. The Company reimburses its directors for expenses incurred related to their services as directors.

                                 PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Our board of directors, upon the recommendation by our board of directors, has selected McGladrey Pullen LLP as our independent auditors for the year ending September 30, 2002. Representatives of McGladrey Pullen LLP will not be present at the meeting.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     Although it is not required to do so, the board of directors is submitting its selection of our independent auditors for ratification by the shareholders at the annual meeting in order to ascertain the view of the shareholders regarding such selection. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal. Whether the proposal is approved or defeated, the board of directors may reconsider its selection.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF MCGLADREY PULLEN LLP.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding beneficial ownership of outstanding shares of common stock as of the record date, by (1) each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock, (2) each of our directors, (3) our Chief Executive Officer and each of the named executive officers, and (4) all directors and executive officers as a group.

                                                   SHARES BENEFICIALLY
                      NAME                              OWNED(1)              PERCENT OF CLASS
                      ----                         -------------------        ----------------
Brustuen "Bruce" H. Lien........................       18,482,500(2)(4)            68.3%
  3290 Lien Street
  Rapid City, SD 57702
Deanna B. Lien(2)...............................       18,482,500(3)(4)            68.3%
  3290 Lien Street
  Rapid City, SD 57702
University of Wyoming Foundation................        1,800,000                   7.2%
  P. O. Box 3963
  Laramie, WY 82071
Gary R. Fish....................................        1,006,400                   4.1%
  3503 Gallery Lane
  Rapid City, SD 57702
Jerry L. Baum...................................          926,948(5)                3.6%
  3205 Idlewild Ct
  Rapid City, SD 57702
All executive officers and directors as a group
  (4 persons)...................................       20,420,848(4)(5)            73.2%

---------------

(1) Shares of our common stock are considered beneficially owned, for purposes of this table, if held by the person indicated, if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such securities, or if the person has the right to acquire beneficial ownership within sixty days, unless otherwise indicated.

(2) This number includes the shares of common stock that are beneficially owned, or which may be deemed to be beneficially owned, by Brustuen "Bruce" H. Lien. For purposes of this table, the same shares may be deemed to be beneficially owned by Mr. Lien's wife, Deanna B. Lien.

(3) For purposes of this table, Deanna B. Lien is deemed to be the beneficial owner of the shares of common stock that may be deemed to be beneficially owned by her husband, Brustuen "Bruce" H. Lien.

(4) This number includes 2,000,000 shares of common stock that may be acquired pursuant to a currently exercisable warrant.

(5) This number includes 819,740 shares of common stock that may be acquired pursuant to currently exercisable stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and us.

     Based solely on our review of Section 16(a) forms received by us and written representations that no other reports were required, we believe that, during the last fiscal year, all Section 16(a) filing requirements applicable to our executive officers, directors and ten percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal years 2001 and 2000, Mr. Lien and BHL Capital loaned us money under various promissory notes. The amounts loaned varied from month to month and carried various interest rates. We incurred interest expense, including interest that was capitalized, relating to such notes of $884,057 in fiscal year 2001 and $1,156,574 in fiscal year 2000. In November 1999, we signed a promissory note for advances up to $1,000,000 with BHL Capital to meet our working capital needs. This line of credit was superceded and replaced in March 2000 by a new promissory note for $2,000,000 with BHL Capital that was payable on demand and bore interest at 18% per annum. This line of credit was in addition to the promissory note we signed in November 1998 with BHL Capital for advances up to $5,000,000, which superceded and replaced previous borrowings from Mr. Lien and BHL Capital. This promissory note was payable on demand with interest paid monthly at the rate of 18% per annum. On September 28, 2000 BHL Capital loaned us $600,000 pursuant to a demand promissory note at an interest rate of 18% per annum.

     In fiscal year 2001, we obtained additional loans from BHL Capital for an aggregate amount of $1,105,000 pursuant to seven demand promissory notes, each with an interest rate of 18% per annum. Effective October 1, 2000, our various promissory notes with BHL Capital were aggregated into two promissory notes in the aggregate principal amounts of $8,498,465.02 and $1,105,000, respectively. The interest rate payable on these notes was decreased to the prime rate plus 0.75%. Subsequent to September 30, 2001 these promissory notes were aggregated into one promissory note with a principal balance of $10,398,272, which amount included accrued by unpaid interest under the previous notes, that matures November 1, 2002. The interest rate payable on this note is the prime rate plus 1%.

     Mr. Lien has pledged assets and/or personally guaranteed loans in order for us to obtain financing that otherwise may not have been available to us, as follows:

     - On October 23, 1998, Mr. Lien personally guaranteed a $8,400,000 note payable to a bank. The balance on this note as of September 30, 2001 was $6,341,624.

     - On September 28, 2000, Mr. Lien personally guaranteed a $475,000 letter of credit relating to the Use Agreement. This letter of credit expired on September 30, 2001.

     - On September 28, 1999, Mr. Lien personally guaranteed a $950,000 letter of credit relating to the Use Agreement. This letter of credit expired on September 30, 2000.

     In consideration for previous pledges and guarantees, on January 26, 1994 we issued a warrant to Mr. Lien for 2,000,000 shares of our common stock at an exercise price of $1.00 per share. This warrant expires in January 2004. In addition, we entered into an indemnification agreement with Mr. Lien under which we agreed to indemnify Mr. Lien from all losses, claims, damages and expenses relating to any guarantees and/or pledges of collateral made by Mr. Lien on our behalf.

     We currently lease approximately 4,500 square feet of office space located in Rapid City, South Dakota from BHL Capital pursuant to a month-to-month lease. The monthly lease payment, including real estate taxes and utilities, is $2,597.

     In connection with Gary R. Fish's agreement to become our Chief Financial Officer, on December 24, 2001 Mr. Fish purchased 1,000,000 shares of our common stock for an aggregate purchase price of $50,000 or $.05 per share. The price per share represented the fair market value of our common stock on the date of purchase as determined by our board of directors. In connection with a letter agreement dated November 28, 2001, we have agreed to pay Mr. Fish a base salary of $60,000 per year, which amount increases to $75,000 per year after completion of a 180 day probationary period.

                          DELIVERY OF VOTING MATERIALS

     To reduce the expenses of delivering duplicate voting materials to our shareholders, we are taking advantage of new householding rules that permit us to deliver only one set of voting materials, meaning the proxy statement and our 2001 Annual Report on Form 10-KSB, to shareholders who share the same address unless otherwise requested. Each shareholder will receive a separate proxy card or voting instruction form and will therefore retain a separate right to vote on all matters presented at the meeting.

     If you share an address with another shareholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials or request that we only send one set of voting materials to you if you are receiving multiple copies by calling us at: (605) 341-7738 or by writing us at: Concorde Gaming Corporation, 3290 Lien Street, Rapid City, South Dakota 57702, Attn: Secretary.

                                 ANNUAL REPORT

     Our Annual Report on Form 10-KSB for the year ended September 30, 2001, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission is being mailed to shareholders along with this proxy statement.

                             SHAREHOLDER PROPOSALS

     In accordance with Rule 14a-8 under the Exchange Act, any shareholder who intends to submit a proposal at our annual meeting of shareholders held for our 2002 fiscal year and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than January 8, 2003. Such proposal should be sent to our Secretary at 3290 Lien Street, Rapid City, South Dakota 57702.

     Any shareholder proposal submitted with respect to our annual meeting of shareholders held for our 2002 fiscal year, which proposal is submitted outside the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, will be considered untimely filed for purposes of Rule 14a-4 and 14a-5 if we receive notice thereof after March 24, 2003.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP US AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                          /s/ Jerry L. Baum
                                          JERRY L. BAUM
                                          President and Chief Executive Officer

Rapid City, South Dakota
May 8, 2002

PROXY                     CONCORDE GAMING CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   FOR THE ANNUAL MEETING OF SHAREHOLDERS TO

                              BE HELD MAY 22, 2002

    The undersigned shareholder of Concorde Gaming Corporation hereby constitutes and appoints Jerry L. Baum and Gary R. Fish and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according the number of shares of our $.01 par value common stock held of record by the undersigned on May 1, 2002, and as fully as the undersigned would be entitled to vote if personally present at our Annual Meeting of Shareholders to be held at the offices of Morrison & Foerster LLP, 5200 Republic Plaza, 370 Seventeenth Street, Denver, Colorado on May 22, 2002 at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF PROPOSED NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY AND FOR EACH OTHER PROPOSAL.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.

    TO VOTE BY MAIL

    PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

1.  Proposal to elect the following nominees to the board of directors:

[ ]         FOR all nominees listed            [ ]         WITHHOLD AUTHORITY to
            below (except as marked                        vote all nominees listed
            to the contrary below)                         below

  Mr. Brustuen "Bruce" H. Lien      Mr. Jerry L. Baum      Ms. Deanna B. Lien

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:)


--------------------------------------------------------------------------------

SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE

2. Proposal for ratification of selection of McGladrey Pullen LLP as the Company's independent auditors for the year ending September 30, 2002:

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any and all postponements, continuations or adjournments thereof.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated May 8, 2002 and the proxy statement furnished therewith.

    Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate.


                                    Dated                                 , 2002
                                         ---------------------------------


                                    --------------------------------------------
                                    Authorized Signature


                                    --------------------------------------------
                                    Title


                                    --------------------------------------------
                                    Authorized Signature


                                    --------------------------------------------
                                    Title


PLEASE MARK BOXES [ ] IN INK. SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.